Exhibit 10.3.2

Print Name of Investor: ________________

Social Security or EIN Number: __________

SUBSCRIPTION/REGISTRATION RIGHTS AGREEMENT

PAXmed Inc. (the “Company”), and the undersigned hereby agree as follows:

1.          Subscription for Securities. I (sometimes referred to herein as the “Investor”) hereby subscribe for and agree to purchase _____ unit(s) (“Units”), each Unit consisting of one share of the Company’s common stock, par value $0.001 per share (“Common Stock”) and a warrant (“Warrant”) to purchase one share of the Company’s Common Stock. Each Unit is offered at a price of $1.00.

2.          Terms of the Warrants. The terms of the Warrants are set forth in the form of Warrant attached hereto as Exhibit A and on Schedule 1.

3.          Offering and Offering Period. The Company is offering (the “Offering”) the Units on an “any and all, $300,000 maximum” basis. Accordingly, there is no minimum amount that needs to be subscribed for in order for the Company to hold a Closing (defined below). Investor could be the only subscriber for Units in the Offering. Additionally, the Company may increase the maximum amount to be raised at any time without notice to the Investor. To the extent the Company raises the maximum amount pursuant to the preceding sentence, all references in this Subscription/Registration Rights Agreement to the “$300,000 maximum” amount shall be deemed to refer to such raised amount.

4.          Closing(s). The closing (“Closing”) on an Investor’s investment may occur at any time, as determined by the Company, together with, or separate from, investments by other Investors, if there are any. The Company may accept this Subscription Agreement and have a Closing for all or any portion of the Units subscribed for by executing a copy hereof as provided and notifying Investor of such acceptance. The Company may hold additional closings up until it accepts subscriptions for the $300,000 maximum amount of Units. In connection with any closing, the Company may pay a commission to a broker-dealer on subscriptions the Company accepts. As a result, the net proceeds to be received by the Company may be less than the full subscription amounts received. In the event a commission will be paid on an Investor’s investment, the Company will notify such Investor prior to the Closing on such Investor’s investment.

5.          Investor Delivery of Payment and Documents.

5.1          I have tendered the full purchase price for the Units by wiring funds in accordance with the instructions set forth in Schedule 1.

5.2          I hereby tender to the Company two manually executed copies of this Subscription/Registration Rights Agreement.

5.3          In the event that a Closing does not take place with respect to any subscription for any reason or if my subscription is otherwise rejected, all cash proceeds delivered by me in accordance with the foregoing shall be returned to me as soon as practicable, without interest, offset or deduction.

5.4          In the event my subscription is accepted and there is a Closing, (i) a copy of a fully executed version of this Agreement will be delivered to me and (ii) the Common Stock and Warrants comprising the Units for which I am subscribing will be held by the Company’s general counsel in its vault, unless otherwise instructed by me.

6.          Acceptance or Rejection of Subscription/Registration Rights Agreement. The Company has the right to reject this subscription for the Units, in whole or in part, for any reason and at any time with respect to this subscription, notwithstanding prior receipt by me of notice of acceptance of my subscription. The Common Stock and Warrants comprising the Units subscribed for herein will not be deemed issued to or owned by me until two copies of this Subscription/Registration Rights Agreement have been executed by me and accepted and countersigned by the Company, and a Closing with respect to my subscription has occurred.

7.          Accredited Investor Status. The Offering is limited to “accredited investors” as defined by Rule 501(a) under the Securities Act of 1933, as amended (“Securities Act”), and is being made without registration under the Securities Act in reliance upon the exemptions contained in Section 4(a)(2) of the Securities Act and applicable state securities laws.

8.          Investor Representations and Warranties. I acknowledge, represent and warrant to the Company as follows:

8.1        Information About the Investor. The Company has no obligation to me other than as set forth in this Agreement. I am aware that, except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith will survive my death or disability. In order to induce the Company to issue and sell the Units to me, I represent and warrant that the information relating to me stated herein is true and complete as of the date hereof and will be true and complete as of the date on which my purchase of Units becomes effective. If, prior to the termination of the Offering, there should be any change in such information or any of such information becomes incorrect or incomplete, I agree to notify the Company and supply the Company promptly with corrective information.

8.2        Information About the Company.

(a)          I have been given reasonable opportunity to meet with officers of the Company for the purpose of asking reasonable questions of such officers concerning the terms and conditions of the Offering and the business and operations of the Company and all such questions have been answered to my full satisfaction. I have also been given an opportunity to obtain any additional relevant information to the extent reasonably available to the Company. I have received all information regarding the Company that I have reasonably requested. I understand that there is no assurance as to the future performance of the Company or the future value of the securities purchased by me. The only representations I am relying on in making my investment hereunder is contained in this Subscription/Registration Rights Agreement.

8.3        No Assurances; No General Solicitation. I have received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of my investment in the Company. I am not participating in the Offering as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

8.4        Speculative Investment. I am aware that my purchase of the Common Stock and Warrants comprising the Units is a speculative investment. I acknowledge that I can lose the entire amount of my investment in the Company. I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Stock and Warrants and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. I have not utilized any person as my purchaser representative (as defined in Regulation D) in connection with evaluating such merits and risks and have relied solely upon my own

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investigation in making a decision to invest in the Company. I have been urged to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment. I believe that the investment in the Company represented by my purchase of the Common Stock and Warrants comprising the Units in the Offering is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company. My investment in the Company does not constitute all, or substantially all, of my investment portfolio.

8.5          Restrictions on Transfer. I understand that (i) the Common Stock and Warrants (and the shares of Common Stock underlying such Warrants) have not been registered under the Securities Act or the securities laws of certain states in reliance on specific exemptions from registration, (ii) no securities administrator of any state or the federal government has recommended or endorsed this Offering or made any finding or determination relating to the fairness of an investment in the Company and (iii) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws. I acknowledge that the Common Stock and Warrants are (and the shares of Common Stock issuable upon exercise thereof, when issued, will be) subject to restrictions on transferability and may not be resold, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available. I further acknowledge that, although the Company has agreed to use commercially reasonable efforts to file a registration statement covering the resale by me of the Common Stock and shares of Common Stock issuable upon exercise of the Warrants, (i) there is no assurance that the Company will do so, (ii) such registration statement, if filed, may not be declared effective, (iii) if declared effective, the Company may not be able to keep it effective until I effect the resale of securities registered thereby and (iv) I will be subject to any lock-up restrictions as required by any underwriter engaged in connection with such registration statement. I understand that each certificate evidencing each of the Common Stock and Warrants (and the shares of Common Stock underlying such Warrants) will bear the legends substantively similar to that set forth below:

“NEITHER THIS SECURITY NOR ANY SECURITIES THAT MAY BE ACQUIRED UPON CONVERSION OR EXERCISE HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT, OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE SECURITIES ACT AND COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

THE COMPANY’S SUBSCRIPTION/REGISTRATION RIGHTS AGREEMENT WITH THE HOLDER SETS FORTH THE COMPANY’S OBLIGATIONS TO REGISTER THE RESALE OF THE COMMON STOCK AND SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF. A COPY OF SUCH SUBSCRIPTION/REGISTRATION RIGHTS AGREEMENT IS AVAILABLE FOR INSPECTION AT THE COMPANY’S OFFICE. SUCH SUBSCRIPTION/REGISTRATION RIGHTS AGREEMENT ALSO CONTAINS CERTAIN RESTRICTIONS REGARDING THE TRANSFER OF SUCH SECURITIES.”

8.6          No Market for the Common Stock or Warrants. I am purchasing the Common Stock and Warrants comprising the Units for my own account for investment and not with a view to, or for sale in connection with, any subsequent distribution of the Common Stock or Warrants (or the shares of

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Common Stock underlying such Warrants), nor with any present intention of selling or otherwise disposing of all or any part of such securities. I understand that there is currently no market for the Common Stock or Warrants and there may not be any market for the Common Stock or Warrants (or the Common Stock underlying the Warrants) in the future. I agree that (i) the purchase of the Common Stock and Warrants comprising the Units is a long-term investment and (ii) I may have to bear the economic risk of investment for an indefinite period of time because neither the Common Stock or Warrants nor the shares of Common Stock underlying such Warrants has been registered under the Securities Act and may never be registered and cannot be resold, pledged, assigned, or otherwise disposed of unless the securities are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available. I understand that the Company is under no obligation to register any of these securities, except as may be set forth in Schedule 1, or to assist me in complying with any exemption from such registration under the Securities Act or any state securities laws.

8.7        Entity Authority.

(a)          If the Investor is a corporation, partnership, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an investor in the Company and the person signing this Subscription/Registration Rights Agreement on behalf of such entity has been duly authorized by such entity to do so.

(b)          The undersigned represents and warrants to the Company that (i) if an entity, its principal place of business and executive offices are located in the State set forth on the Signature Page for Entity Investors and (ii) if an individual, his or her state of residency is the State set forth on the Signature Page for Individual Investors.

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8.8        Accredited Investor Status for Individuals. (INVESTORS THAT ARE CORPORATIONS, LIMITED LIABILITY COMPANIES, PARTNERSHIPS, REVOCABLE TRUSTS, IRREVOCABLE TRUSTS, EMPLOYEE BENEFIT PLAN TRUSTS, INDIVIDUAL RETIREMENT ACCOUNTS OR OTHER ENTITIES SHOULD INITIALLY IGNORE THE FOLLOWING QUESTIONS IN THIS SECTION 8.8 AND INSTEAD PROCEED TO SECTION 8.9).

(a)          I am an accredited investor within the meaning of Section 2(15) of the Securities Act and Rule 501 promulgated thereunder because (please check the applicable responses):

☐	My individual annual income during each of the two most recent years exceeded $200,000 and I reasonably expect my annual income during the current year will exceed $200,000.
☐	If I am married, my joint annual income with my spouse during each of the two most recent years exceeded $300,000 and I reasonably expect my joint annual income with my spouse during the current year will exceed $300,000.
☐	My individual or joint (together with my spouse) net worth exceeds $1,000,000. The calculation of net worth excludes (i) the value of my primary residence and (ii) the amount of any indebtedness secured by my primary residence, except to the extent that the lender or lenders have recourse to me personally and the indebtedness exceeds the value of my primary residence.
☐	I am an executive officer or director of the Company.

(b)          The aggregate value of my assets is approximately $___________.

(c)          My aggregate liabilities are approximately $___________.

(d)          My current and expected income is:

YEAR	INCOME
2014 (Estimated)	$
2013 (Actual)	$
2012 (Actual)	$

Individual Investors must sign below and then should skip to Section 8.11. Each person associated with an Entity Investor who is required under Section 8.10 to separately complete the questions in this Section 8.8 must sign the below confirmation:

I hereby confirm the answers to Section 8.8 are true and correct in all respects as of the date hereof and will be on the date of the purchase of Securities.

Executed this ____ day of ________, 2014

Signature:             ________________________

Print Name:          ________________________

Capacity (if signing in connection with an Entity Investor: ____________________________________________

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8.9        Accredited Investor Status for Entities. (INVESTORS WHO ARE INDIVIDUALS SHOULD IGNORE THESE QUESTIONS.)

(a)         The entity is a (please check the applicable response):

☐	Corporation
☐	Limited Liability Company
☐	Partnership
☐	Revocable Trust
☐	Irrevocable Trust (If the Investor is an Irrevocable Trust, a supplemental questionnaire, which is contained on the page following the Entity Investor signature page of this Subscription/Registration Rights Agreement, must be completed by the person directing the investment decision for the trust.)
☐	Employee Benefit Plan Trust
☐	Individual Retirement Account (If you are an IRA, skip (b))
☐	Other (please indicate): _____________________________

(b)         Check all responses that apply:

☐	The Entity was not formed for the specific purpose of investing in the Company.
☐	The Entity has total assets in excess of $5 million.
☐	For Employee Benefit Plan Trusts Only: The decision to invest in the Company was made by a plan fiduciary, as defined in Section 3(21) of ERISA, who is either a bank, insurance company or registered investment advisor.

(c)         If you did not check the first two of the three boxes in Question (b) or if the Entity is an Individual Retirement Account or a Self-directed Employee Benefit Plan Trust, list the name of each person who:

(i)	owns an equity interest in the Entity (i.e., each shareholder if the Entity is a corporation, each member if the Entity is a limited liability company and each partner if the Entity is a partnership); or
(ii)	is a grantor for the revocable trust or Individual Retirement Account; or
(iii)	is the person making the investment decision for a self-directed Employee Benefit Plan Trust.

___________________________          __________________________

___________________________          __________________________

EACH PERSON LISTED ABOVE MUST SEPARATELY COMPLETE AND SUBMIT TO THE COMPANY THE ANSWERS TO QUESTION 8.8 AND SIGN THE WRITTEN

CONFIRMATION AT THE END OF SECTION 8.8.

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8.10          No Offer Until Determination of Suitability. I acknowledge that any delivery to me of the documents relating to the offering of the Units prior to the determination by the Company of my suitability will not constitute an offer of the Units until such determination of suitability is made.

8.11          For Florida Residents. The Common Stock and Warrants comprising the Units (and the underlying shares of Common Stock) have not been registered under the Securities Act or the Florida Securities Act, by reason of specific exemptions thereunder relating to the limited availability of the Offering. Neither the Common Stock or Warrants nor the shares of Common Stock underlying the Warrants can be sold, transferred, or otherwise disposed of to any person or entity unless subsequently registered under the Securities Act or the Securities Act of Florida, if such registration is required. Pursuant to Section 517.061(11) of the Florida Securities Act, when sales are made to five (5) or more persons in Florida, any sale made pursuant to Subsection 517.061(11) of the Florida Securities Act will be voidable by such Florida purchaser either within three days after the first tender of consideration is made by the purchaser to the issuer, an agent of the issuer, or an escrow agent. In addition, as required by Section 517.061(11)(a)(3) of the Florida Statutes and by Rule 69W-500.005 thereunder, if I am a Florida resident I may have, at the offices of the Company, at any reasonable hour, after reasonable notice, access to certain prescribed materials and an opportunity to question the appropriate executive officers of the Company.

9.          Company Representations and Warranties. The Company hereby represents and warrants to the Investor that (i) it has all necessary corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and thereby; (ii) all corporate action necessary to be taken by the Company to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by the Company in connection with the transactions contemplated hereby and thereby has been duly and validly taken and this Agreement has been duly executed and delivered by the Company; (iii) subject to the terms and conditions of this Agreement, this Agreement constitutes the valid, binding and enforceable obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and (b) the applicability of the federal and state securities laws and public policy as to the enforceability of the indemnification provisions of this Agreement; (iv) the sale by the Company of the Common Stock and Warrants comprising the Units does not conflict with the certificate of incorporation or by-laws of the Company or any material contract by which the Company or its property is bound, or any federal or state laws or regulations or decree, ruling or judgment of any United States or state court applicable to the Company or its property; and (v) the sale of the Units will not trigger any pre-emptive or, to the knowledge of the Company, other rights held by any party and no governmental or regulatory consent is required for the consummation of the transactions contemplated by this Agreement.

10.          Indemnification. I hereby agree to indemnify and hold harmless the Company, its officers, directors, stockholders, employees, agents, and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person or whether incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party) to which any such indemnified party may become subject, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained herein, or (b) arise out of or are based upon any breach by me of any representation, warranty, or agreement made by me contained herein.

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11.          Severability; Remedies. In the event any parts of this Subscription/Registration Rights Agreement are found to be void, the remaining provisions of this Subscription/Registration Rights Agreement are nevertheless binding with the same effect as though the void parts were deleted.

12.          Governing Law and Jurisdiction. This Subscription/Registration Rights Agreement will be deemed to have been made and delivered in New York City and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal law of the State of New York. Each of the Company and the Investor hereby (i) agrees that any legal suit, action or proceeding arising out of or relating to this Subscription/Registration Rights Agreement will be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum for such suit, action or proceeding, (iii) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding, (iv) agrees to accept and acknowledge service of any and all process that may be served in any such suit, action or proceeding in New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York and (v) agrees that service of process upon it mailed by certified mail to its address set forth on my signature page will be deemed in every respect effective service of process upon it in any suit, action or proceeding.

13.          Counterparts. This Subscription/Registration Rights Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. The execution of this Subscription/Registration Rights Agreement may be by actual or facsimile signature.

14.          Benefit. This Subscription/Registration Rights Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and assigns.

15.          Notices. All notices, offers, acceptance and any other acts under this Subscription/Registration Rights Agreement (except payment) must be in writing, and are sufficiently given if delivered to the addressees in person, by overnight courier service, or, if mailed, postage prepaid, by certified mail (return receipt requested), and will be effective three days after being placed in the mail if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. All communications to me should be sent to my preferred address on the signature page hereto. All communications to the Company should be sent to the addresses set forth on Schedule 1. Each party may designate another address by notice to the other parties.

16.          Oral Evidence. This Subscription/Registration Rights Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription/Registration Rights Agreement may not be changed, waived, discharged, or terminated orally, but rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

17.          Section Headings. Section headings herein have been inserted for reference only and will not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription/Registration Rights Agreement.

18.          Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein will survive the delivery of, and the payment for, the Units.

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19.          Acceptance of Subscription. The Company may accept this Subscription/Registration Rights Agreement at any time for all or any portion of the Common Stock and Warrants comprising the Units subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

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SIGNATURE PAGE FOR INDIVIDUAL INVESTORS - COMPLETE ALL INFORMATION

Name: _______________________ Name of Joint Investor (if any):_______________________________________

Residence Address: _____________________________________________________________________________

Telephone: (H) ___________________ (W) _____________________ Fax ________________________

Occupation: _________________________  Employer: ________________________________________________

Business Address: ______________________________________________________________________________

Send communications to:           ☐   Home          ☐   Office          ☐ E-Mail:

E-mail address:  __________________________

Age: _______________                                                Social Security Number: _____________________________

Check manner in which securities are to be held:

Individual ☐ Ownership	Tenants in ☐ Common	Joint Tenants with Right of Survivorship ☐ (both parties must sign)
☐ Community Property		☐ Other (please indicate):___________

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms.

INVESTOR MUST SIGN AND PRINT NAME BELOW:	The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms.
Signature:________________________	PAXMED INC.
Print Name:________________________
Signature:________________________	By: _____________________________________
Print Name:_______________________	Name: Title: Date:

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SIGNATURE PAGE FOR ENTITY INVESTORS - COMPLETE ALL INFORMATION

Name of Entity: __________________________________________________________________

Address of Principal Office: ________________________________________________________

Telephone: ___________________ Fax: ___________________

Taxpayer Identification Number: ______________________

Check type of Entity:

	Employee Benefit		Limited	General	Individual Retirement
☐	Plan Trust	☐	Partnership	☐ Partnership	☐ Account

	Limited Liability				Other (please indicate)
☐	Company	☐	Trust	☐ Corporation

Date of Formation or incorporation: ___________   State of Formation or incorporation: ___________

Describe the business of the Entity: _____________________________________________________

__________________________________________________________________________________

List the names and positions of the executive officers, managing members, partners or trustees authorized to act with respect to investments by the Entity generally and specify who has the authority to act with respect to this investment.

Name	Position	Authority for this investment

INVESTOR: ___________________________ Signature of Authorized Signatory Name: Title: Date:	The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms. PAXMED INC. By: _____________________________________ Name: Title: Date:

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SUPPLEMENTAL QUESTIONNAIRE FOR IRREVOCABLE TRUSTS

This Supplemental Questionnaire must be completed by the person directing the investment decision for an irrevocable trust. No other person needs to complete this Supplemental Questionnaire.

Please respond to the following questions, supplying as much detail as possible in order to make your answers complete:

1.          Name of Trustee (“Trustee”) who is directing the decision for the Trust to invest in the Company ________________________.  The remaining questions should be answered by the Trustee.

2.          Does the Trustee have sufficient knowledge and experience in financial and business matters to enable it to evaluate the merits and risks of an investment in the Company?

Yes                  No

3.          During the last three years, the Trustee has made the following investments:

Year	Nature of Investment	Amount

4.          Please list all the educational institutions the Trustee has attended (including high schools, colleges, and specialized training schools), and indicate the dates attended and the degree(s) (if any) obtained from each.

From	To	Institution	Degree

5.          Please list any professional licenses the Trustee has.

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6.          Indicate the Trustee’s principal business experience or occupation during the last three years. (Please list present, or most recent, position first and the others in reverse chronological order).

From	To	Name of Employer	Position

7.          Indicate by check mark which of the following categories best describes the extent of the Trustee’s prior experience in the areas of investment listed below:

	Substantial Experience or Knowledge	No Experience
Marketable securities
Government securities
Municipal (tax-exempt) securities
Commodities
Options (stock or commodities)
Securities for which no market exists
Limited partnerships
Real estate or oil and gas programs
Tax deferred investment generally

8.          Does the Trustee make his own investment decisions with respect to investments?

            Always                         Frequently

             Usually                        Rarely

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9.          What is the Trustee’s principal sources of investment knowledge or advice? (The Trustee may check more than one).

          First hand experience with industry

          Financial publication(s)

          Trade or industry publication(s)

          Banker(s)

          Broker(s)

          Investment Advisor(s)

          Attorney(s)

          Accountant(s)

10.	Please provide in the space below any additional information which would indicate that the Trustee has sufficient knowledge and experience in financial and business matters so that the Trustee are capable of evaluating the merits and risks of investing in restricted securities for which no market exists, such as those being offered by the Company.

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SCHEDULE 1

1.          Wiring Instructions. Wiring instructions for the Company are as follows:

2.          Warrants. If the Company consummates an initial public offering (“IPO”) of its securities (which include warrants to purchase shares of Common Stock of the Company), the Warrants shall automatically, and without any action on the part of the Investor, convert into the same form of warrant sold in the IPO (“IPO Warrants”). The exercise price of the IPO Warrants may be higher and the exercise period may be shorter than the Warrants being sold in this offering. The number of shares of Common Stock underlying the Warrants shall remain the same.

3.          Registration Rights. The Company agrees to use commercially reasonable efforts to include for resale the shares of Common Stock included in the Units, the IPO Warrants into which the Warrants being sold in this offering convert and shares of Common Stock issuable upon exercise of the IPO Warrants in a registration statement on Form S-1 (the “Registration Statement”) to be filed in connection with the Company’s initial public offering, subject to the applicable rules and regulations of the U.S. Securities and Exchange Commission and the Investor agreeing to the terms of any lock-up restrictions imposed by the underwriters engaged in connection with any such Registration Statement.

4.          Notices. All communications to the Company should be sent to:

PAXmed Inc.

420 Lexington Avenue, Suite 300

New York, New York 10170

Attn: Lishan Aklog

Tel: 212-401-1951

Fax: 212-401-1951

          with copies to:

Graubard Miller

405 Lexington Avenue, 11th Floor

New York, New York 10174

Attn: David Alan Miller, Esq.

Tel:	(212) 818-8661
Fax:	(212) 818-8881

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